Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2024
Summary Prospectus

At a special meeting of Strategic Advisers® Emerging Markets Fund, shareholders approved a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Acadian Asset Management LLC, Causeway Capital Management LLC, Fidelity Diversifying Solutions LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America Inc., and T. Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
SAE-SUSTK-0824-105 1.9879803.105	August 9, 2024